OCTOBER 31, 2016

SUPPLEMENT TO

INTERNATIONAL/GLOBAL EQUITY FUNDS PROSPECTUS

DATED MARCH 1, 2016, AS LAST SUPPLEMENTED AUGUST 10, 2016

(THE HARTFORD MUTUAL FUNDS, INC.)

This supplement contains new and additional information regarding Hartford Global Capital Appreciation Fund (the “Fund”) and should be read in connection with your Prospectus.

Effective immediately, Frank D. Catrickes, CFA no longer serves as a portfolio manager to the Fund. Accordingly, all references to Mr. Catrickes in the Prospectus are deleted in their entirety. Kent M. Stahl, CFA and Gregg R. Thomas, CFA will continue to select and oversee the Fund’s portfolio management team and determine how Fund assets are allocated among the team’s members.

This Supplement should be retained with your Prospectus for future reference.

HV-7289	October 2016